                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
                                            [_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                          BELMONT BANCORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                          BELMONT BANCORP
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                BELMONT BANCORP.

                                  May 20, 2002

To the Shareholders of BELMONT BANCORP.:

     The Annual Meeting of Shareholders of BELMONT BANCORP. will be held in the meeting room at Undo's Restaurant, 51130 National Road, St. Clairsville, Ohio, 43950, on Monday, May 20, 2002, at 10:00 a.m. for the following purposes:

     1. To consider and act upon the proposed Amendment to the Articles of Incorporation to reduce the number of permitted directors.

     2. To elect one (1) person as director for a two (2) year term expiring at the annual shareholders' meeting in 2004, and to elect four (4) persons as directors to serve for a three (3) year term expiring at the annual shareholders' meeting in 2005.

     3. To ratify the appointment of Crowe, Chizek and Company LLP as independent auditors for the year ending December 31, 2002.

     4. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on April 10, 2002, are entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF. THUS, IF YOU ARE PRESENT AT THE MEETING AND SO REQUEST YOUR PROXY WILL NOT BE USED.

                                      By Order of the Board of Directors

                                      Jane R. Marsh
                                      Secretary

Bridgeport, Ohio
April 17, 2002

                                 PROXY STATEMENT
                                       of
                                BELMONT BANCORP.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 2002

     This Proxy Statement is furnished to the shareholders of Belmont Bancorp. (the "Company") in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Shareholders of the Company to be held on May 20, 2002, at 10:00 a.m. in the meeting room at Undo's Restaurant, 51130 National Road, St. Clairsville, Ohio, 43950, and any adjournment thereof. Shares represented by properly executed proxies received at the time of the meeting that have not been revoked will be voted at the meeting in the manner described in the proxies. Any proxy may be revoked any time before it is exercised.

     The Board of Directors has fixed the close of business on April 10, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date 11,101,403 shares of common stock of the Company were outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote except in the election of Directors where shareholders are entitled to cumulate their votes. Cumulative voting permits each shareholder as many votes as shall equal the number of the shareholder's shares of common stock multiplied by the number of Directors to be elected, and the shareholder may cast all of such votes for a single Director, or such votes may be distributed among the nominees, as each shareholder may see fit. A quorum is determined by a majority of issued and outstanding shares and a majority of the votes cast shall decide each matter proposed.

     The proxies are solicited by the Board of Directors of the Company, and the cost thereof is borne by the Company. You may vote either by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided, or by attending the meeting in person, at which time you may revoke your proxy by stating your intention to do so. Proxies may be revoked by the shareholders who execute them at any time prior to the exercise thereof, by written notice to the Company or by announcement at the Annual Meeting. Unless so revoked, the shares represented by all proxies will be voted by the persons named in the proxies at the Annual Meeting and at all adjournments thereof, in accordance with the specifications set forth therein, or, absent such specifications, in accordance with the judgment of the holders of such proxies.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about April 17, 2002.

             PROPOSAL NO. 1: AMENDMENT OF ARTICLES OF INCORPORATION

     Subparagraph (1) of Article THIRTEENTH of the Company's Amended Articles of Incorporation currently provides that the Company be managed and controlled by a Board of Directors consisting of not less than twelve (12) nor more than eighteen (18) members to be determined annually by a resolution adopted by the Board of Directors. As is more fully discussed in Proposal No. 2: Election of Directors, three (3) directors resigned in 2001 and two (2) directors resigned in 2002, creating vacancies to which three (3) directors have been appointed and who now stand as nominees for election at the annual shareholders' meeting. Of the directors serving a term expiring in 2002, two (2) directors have chosen not to seek renomination. If all nominees are elected, the total number of members serving on the Board of Directors will be twelve (12).

     At a special meeting held March 18, 2002, over seventy-five percent (75%) of the Directors adopted a resolution, subject to the approval by the shareholders, to amend the Articles of Incorporation to reduce the permitted size of the Board of Directors to a minimum of seven (7) members and to a maximum of fifteen (15) members.

     Specifically, if adopted, the amendment would delete subparagraph (1) of Article THIRTEENTH of the Amended Articles of Incorporation and substitute the following:

     Section 1. The property, business, and affairs of the corporation shall be managed and controlled by the Board of Directors. The number of directors of the corporation (exclusive of directors to be elected by the holders of one or more series of Preferred Stock voting separately as a class or classes) shall not be less than seven (7) nor more than fifteen (15), the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in this Article, the term "whole Board" means the total number of Directors which the Corporation would have if there were no vacancies.

     The only changes from the present language are the reduction of the minimum number of directors to seven (7) from twelve (12) and the reduction of the maximum number of directors to fifteen (15) from eighteen (18).

     The Board of Directors believes that the Company is managed most effectively by a small number of directors having a variety of backgrounds. Accordingly, it does not believe that a reduction in the permissible size of the Board will have a significant impact upon the Company or its operations.

     The Articles of Incorporation do not permit, and the approval of this proposal will not cause, a reduction in the size of the Board of Directors to have the effect of reducing the term of any sitting director.

     Under the terms of the Articles of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company are required to amend this provision of the Articles of Incorporation.

Recommendation

     The Board of Directors recommends a vote FOR the Amendment. Proxies not otherwise specified will be voted in favor of the Amendment.

                      PROPOSAL NO. 2: ELECTION OF DIRECTORS

Certain Director Resignations

     During 2001, the following directors resigned from the Board of Directors of the Company and the Bank: Mary L. Holloway Haning, who resigned in September of 2001, Joseph F. Banco, who resigned in October of 2001, and Robert W. Whiteside, who resigned in September of 2001. Prior to her resignation, Ms. Haning had been a member of the class of directors with a term ending in 2002, and had served on the Board of Directors of the Company and the Bank since 1993. Mr. Banco had been a member of the class of directors with a term ending in 2004, and had served on the Board of Directors of the Bank since July of 2000 and of the Company since August 2000. Mr. Whiteside had been a member of the class of directors with a term ending in 2004, and had served on the Board of Directors of the Bank since July of 2000 and of the Company since August 2000.

     During 2002, the following directors resigned from the Board of Directors of the Company and the Bank: Mr. Michael Baylor, who had been appointed in September of 2001 to fill the vacancy created by the resignation of Mr. Whiteside, and who resigned in March of 2002, and Mr. Dana Lewis, who resigned in April of 2002. Prior to his resignation, Mr. Lewis had been a member of the class of directors with a term ending in 2003, and had served on the Board of Directors of the Company and the Bank since 1994.

Election of Directors

     The Company's Articles of Incorporation provide that the Board of Directors shall consist of from twelve (12) to eighteen (18) persons as fixed by the Board, but if the Articles are amended by the affirmative vote of a majority of the shareholders at the Annual Meeting, the Board of Directors shall consist of from seven (7) to fifteen (15) persons, as fixed by the Board. The Board has three classes of directors, with the members of one class to be elected annually for terms of three (3) years. In March of 2002, the Board set the number of directors to serve subsequent to its annual shareholders' meeting to twelve (12) members. In the class with a term expiring in 2002, there are currently six (6) members of the Board, including David B. Kelley and Tillio P. Petrozzi who have been recently appointed, subject to regulatory approval as discussed below, and who now stand as nominees for election for a three (3) year term expiring in 2005. Mr. Charles J. Kaiser, Jr., and Mr. Thomas P. Olszowy, members of that same class of 2002, have chosen not to seek renomination. In the class with a term expiring in 2003, there are currently four (4) members of the Board serving due to the resignation of Mr. Dana J. Lewis, effective April 2002.

In the class with a term expiring in 2004, there are currently four (4) members of the Board, including Brian L. Schambach, who has been recently appointed, subject to regulatory approval as discussed below, and who now stands as a nominee for election for a two (2) year term expiring in 2004.

     The three (3) most recently appointed directors, Mr. Petrozzi, Mr. Schambach, and Mr. Kelley, have been appointed to serve on the Board of Directors of the Company and the Bank, subject to the approval of the Federal Reserve Bank of Cleveland (the "FRB") and the Office of the Comptroller of the Currency (the "OCC"). Application has been made to the FRB and the OCC for the approval of these persons.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named below. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. See "Information Concerning Directors and Nominees."

     Jay A. Beck and Charles A. Wilson, Jr., and David B. Kelley and Tillio P. Petrozzi, subject to approval of the OCC and FRB, have been nominated to serve, and have agreed to serve if elected, as directors to hold office until the annual meeting of the Company held in 2005 or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise directed, in favor of electing such persons as directors.

     Brian L. Schambach has been nominated to serve, subject to approval of the OCC and the FRB, and has agreed to serve if elected, as a director to hold office until the annual meeting of the Company held in 2004 or until his successor shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise directed, in favor of electing such person as a director.

Recommendation

     The Board of Directors recommends a vote "FOR" the election of each of the nominees. Proxies solicited by the Board of Directors will be voted in favor of each nominee unless a contrary vote or authority withheld is specified.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

     Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and/or Belmont Bank, a subsidiary of the Company (the "Bank") and certain directorships held by such person. Each nominee is currently a director of the Company, subject to the approval of the OCC and the FRB as noted below. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee.

Name                                  Age    Current Positions with the Company and the Bank
Nominee for a Term Ending in 2004

Brian L. Schambach                    45     Director*

Nominees for Terms Ending in  2005

Jay A. Beck                           54     Director
Charles A. Wilson, Jr.                59     Director
Tillio P. Petrozzi                    69     Director*
David B. Kelley                       54     Senior Vice President of the Company,
                                             Senior Vice President-Commercial Lending
                                             of the Bank and Director*

Directors with Terms Ending in 2002

Jay A. Beck                               54     Director
Charles A. Wilson. Jr.                    59     Director
Charles J. Kaiser, Jr.                    52     Director
Thomas P. Olszowy                         55     Director
Tillio P. Petrozzi                        69     Director*
David B. Kelley                           54     Senior Vice President of the
                                                 Company, Senior Vice President-
                                                 Commercial Lending of the Bank
                                                 and Director*

Directors with Terms Ending in  2003

David R. Giffin                           57     Chairman of the Board
Terrence A. Lee                           53     Director
W. Quay Mull, II                          59     Director
Wilbur R. Roat                            55     President, Chief Executive
                                                 Officer and Director of both
                                                 the Company and the Bank
Directors with Terms Ending in 2004

John H. Goodman, II                       57     Director
James R. Miller                           59     Director
Brian L. Schambach                        45     Director*
Keith A. Sommer                           61     Director


* Subject to the approval of the FRB and the OCC.

Nominee for a Term Ending in 2004

            Brian L. Schambach was appointed as a member of the Board of Directors on March 18, 2002, subject to approval of the FRB and the OCC. Since 1988, he has been the Regional Marketing Manager with Nalco Chemical Company, formerly Calgon Corporation. He presently manages the Ohio, Pennsylvania, West Virginia and Maryland territories.

Nominees for Terms Ending in 2005

            Jay A. Beck has served as a member of the Board of Directors of the Bank since July 2000 and of the Company since August 2000. He has served as the manager and director of Beck-Altmeyer Funeral Home since 1998. From 1990 to 1998 he was the owner of Beck Funeral Home. Mr. Beck also serves on the boards or advisory boards of various organizations, including St. Clairsville Schools, the St. Clairsville Chamber of Commerce and the National and State Funeral Directors Association.

            Charles A. Wilson, Jr. has served as a member of the Board of Directors of the Company and the Bank since 1973. He currently is an Ohio State Representative. Mr. Wilson has been the President and owner of Wilson Funeral & Furniture Co., Inc. since 1967.

            David B. Kelley was appointed as a member of the Board of Directors on March 18, 2002, subject to approval of the FRB and the OCC. Since 1996 he served as Regional President of Marion County for One Valley Bank of West Virginia. He joined the Bank in July 2001 as Vice President-Commercial Lending. He was promoted on April 1, 2002 to Senior Vice President-Commercial Lending of the Bank and Senior Vice President of the Company.

            Tillio P. Petrozzi was appointed as a member of the Board of Directors on March 18, 2002, subject to approval of the FRB and the OCC. Since 1980, he has been President and Chief Executive Officer of T.P. Mining, Inc., with responsibility for all financial matters of the corporation. Mr. Petrozzi also serves as the President and Chief Executive Officer of New Horizon Youth Center, LLC, a residential treatment center for juvenile boys aged thirteen (13) to eighteen (18), and as President and co-owner of North Point Consulting and Behavioral Health Services, LLC, a non-profit organization providing outpatient health services to children and their families.

Directors with Terms Ending in 2002

            Jay A. Beck. See Mr. Beck's biographical information listed under Nominees for Terms Ending in 2005.

            Charles A. Wilson, Jr. See Mr. Wilson's biographical information listed under Nominees for Terms Ending in 2005.

            Charles J. Kaiser, Jr. has served as a member of the Board of Directors of the Company and the Bank since 1979. Mr. Kaiser has been an attorney at the law firm, Phillips, Gardill, Kaiser & Altmeyer, since 1979, where he is now a partner. Mr. Kaiser chose not to seek renomination for the term ending in 2005.

            Thomas P. Olszowy has served as a member of the Board of Directors of the Company and the Bank since 1993. Mr. Olszowy is an independent insurance agent and has owned the Tom Olszowy Insurance Agency since 1976. Mr. Olszowy chose not to seek renomination for the term ending in 2005.

            David B. Kelley. See Mr. Kelley's biographical information listed under Nominees for Terms Ending in 2005.

            Tillio P. Petrozzi. See Mr. Petrozzi's biographical information listed under Nominees for Terms Ending in 2005.


Directors with Terms Ending in 2003

         David R. Giffin has served as a member of the Board of Directors of the Bank since July 2000 and of the Company since October 2000. He has served as Chairman of the Board of Directors of the Company and the Bank since May 2001. He is Vice President of Beaconsfield Financial Services, Inc., a securities brokerage firm based in Carnegie, Pennsylvania. In addition, Mr. Giffin has owned and served as President of Giffin Financial Group, a financial planning firm, since 1978, Giffin Management Group, a provider of property management services, since 1989, Giffin Mortgage Company, Inc., a mortgage brokerage firm, since 1992, Pension Systems, Inc., a provider of pension administration and management services, since 1979, and Marina Investors Group, Inc., an owner and operator of Grand Isle Marina, Grand Haven, Michigan, since 1992. He also serves on the board of directors of NorthPointe Bank, Grand Rapids, Michigan. In addition, Mr. Giffin serves as Chairman of the Michigan State Waterways Commission, having originally been appointed to a three (3) year term by Michigan Governor John Engler in 1996 and reappointed to a second three (3) year term in 1999. Mr. Giffin has held an NASD Series 7 and Series 24 license since 1969.

            Terrence A. Lee has served as a member of the Board of Directors of the Company and the Bank since 1987. He also has been the owner of the accounting firm, Lee & Associates, since January 1996. Mr. Lee previously was a partner in the accounting firm, Lee, O'Connor & Associates, in 1995. From 1989 until 1995, Mr. Lee was the owner of the accounting firm, Lee & Associates.

            W. Quay Mull, II was first elected to the Board of Directors of the Company and the Bank in 1984. Mr. Mull served as Interim Chief Executive Officer of the Company and the Bank from June 1999 to December 1999. Mr. Mull has been employed at a management company, Mull Industries, Inc., since 1964, where he now serves as its Chairman of the Board of Directors.

            Wilbur R. Roat has served as a member of the Board of Directors and the President and Chief Executive Officer of the Company and the Bank since December 1999. Prior to accepting this appointment, Mr. Roat served as the President and Chief Executive Officer of First Lehigh Bank from September 1994 until February 1999. From March 1992 to September 1994, Mr. Roat served as the President and Chief Executive Officer of St. Edmond's Savings and Loan.

Directors with Terms Ending in 2004

            John H. Goodman, II has served as a member of the Board of Directors of the Company and the Bank since 1974. Since 1969, he also has served as the President of Goodman Group, Inc. Mr. Goodman has been the owner of Harvey Goodman Realtor since 1975.

            James R. Miller has served as a member of the Board of Directors of the Company and the Bank since 1995. He also has served as the Chief Executive Officer of Howden Buffalo, Inc. since November 1998. From April 1992 until November 1998, Mr. Miller was the President of New Philadelphia Fan Co., a subsidiary of Howden Buffalo, Inc.

            Keith A. Sommer has served as a member of the Board of Directors of the Company and the Bank since 1995. He also is President of the law firm, Sommer, Liberati & Berhalter Co., LPA. Mr. Sommer has been an attorney at Sommer, Liberati & Berhalter Co., LPA since 1968.

            Brian L. Schambach. See Mr. Schambach's biographical information listed under Nominee for a Term Ending in 2004.

Meetings of the Board of Directors

         In 2001, the Board of Directors of the Company conducted six (6) meetings. Each director of the Company attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all of the committees on which each director served in 2001.

Committees

         The standing committees of the Board of Directors include the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee.

         The Executive Committee has responsibility for acting upon matters that may arise between normally scheduled meetings of the full Board, for considering and making recommendations to the Board as to significant policy and other matters. Messrs. Beck, Giffin, Goodman, Kaiser, Mull, Olszowy, Sommer, Roat and Wilson are members of the Executive Committee. Prior to his resignation from the Board and the committee on April 1, 2002, Mr. Lewis also served on the committee. The Executive Committee met twelve (12) times during 2001.

         The functions of the Audit Committee include recommending independent auditors to be retained by the Company; conferring with the independent auditors regarding their audit of the Company's financial statements; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company's internal auditors; reviewing with the independent and internal auditors the results of their examinations; and recommending changes in financial policies or procedures as suggested by the auditors. All members of the Audit Committee are independent directors as defined by its charter and the rules of The Nasdaq Stock Market. Messrs. Kaiser, Lee, Miller and Olszowy are members of the Audit Committee. Prior to his resignation from the Board and the committee on April 1, 2002, Mr. Lewis also served on the committee. The Audit Committee met four times during 2001. See "Report of the Audit Committee."

         The Nominating Committee has the responsibility for nominating persons to serve on the Board and other matters. Messrs. Beck, Giffin and Roat are members of the Nominating Committee. The current Nominating Committee was established in December 2001. The Committee will consider nominees recommended by security holders, who may submit such recommendations to any member of the Committee in any manner. The Committee met in March 2002 to review nominees for the Board.

         The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits. Messrs. Giffin, Goodman, Lee, Miller, Mull, and Olszowy are members of the Compensation Committee. The Compensation Committee met twice during 2001. See "Report of the Compensation Committee."

Compensation Committee Interlocks and Insider Participation

         David R. Giffin, John H. Goodman, II, Terrence A. Lee, James R. Miller,
W. Quay Mull, II, and Thomas P. Olszowy serve on the Company's Compensation Committee. Mr. Mull was formerly the interim Chief Executive Officer of the Company and the Bank, serving without compensation, from June 1999 to December 1999. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

Director Compensation and Arrangements

         Prior to May 19, 1999, directors who were not employees of the Company were entitled to receive an annual retainer fee of $3,000, payable quarterly in arrears, plus an attendance fee of $300 for each Board or committee meeting attended. Payment of directors' fees was suspended beginning May 19, 1999, which suspension continues in effect.

                      PROPOSAL NO. 3: SELECTION OF AUDITORS

The Auditors

         The Board of Directors appointed Crowe, Chizek and Company LLP, independent certified public accountants, to audit the financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 31, 2002. Crowe, Chizek and Company LLP also audited the Company's financial statements for the year ended December 31, 2001. Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting and will make a statement if they desire to do so, and will respond to appropriate questions that may be asked by shareholders.

         The appointment of Crowe, Chizek and Company LLP to audit the financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 31, 2002 is being presented to shareholders for ratification.

Audit Fees

         Crowe, Chizek and Company LLP billed the Company an aggregate of $85,500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q during the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

         Crowe, Chizek and Company LLP did not bill the Company or any of its affiliates for the year ended December 31, 2001 for professional services rendered in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

         Crowe, Chizek and Company LLP billed the Company an aggregate of $129,245 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2001. The Audit Committee of the Board of Directors has considered whether the provision of such services is compatible with maintaining the principal accountant's independence, and has found that the provision of such services is not incompatible with maintaining independence.

Recommendation

         The Board of Directors recommends that the shareholders vote "FOR" this proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

         The following table sets forth certain information concerning each executive officer or key employee of the Company, including such person's business experience during at least the past five (5) years and positions held with the Company or its subsidiaries. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described.



David R. Giffin            57        Chairman of the Board
Wilbur R. Roat             55        President, Chief Executive Officer and
                                     Director of the Company and of the Bank
Jane R. Marsh              40        Secretary; Senior Vice President,
                                     Controller and Cashier of the Bank
David B. Kelley            54        Senior Vice President of the Company,
                                     Senior Vice President-Commercial Lending
                                     of the Bank, and Director of the Company
                                     and of the Bank
Michael R. Baylor          40        Director, Executive Vice President and
                                     Chief Lending Officer of the Bank (resigned
                                     March of 2002)



         David R. Giffin. See "Information Concerning Directors and Nominees" for information concerning Mr. Giffin.

         Wilbur R. Roat. See "Information Concerning Directors and Nominees" for information concerning Mr. Roat.

         Jane R. Marsh has held various responsible accounting positions with the Bank and the Company since 1987, most recently as the Senior Vice President, Controller and Cashier.

         David B. Kelley joined the Bank in July 2001 as Vice President of Commercial Lending. In April 2002, Mr. Kelley was promoted to Senior Vice President of the Company and the Bank. He was appointed as a member of the Board of Directors of the Company in March of 2002 and of the Bank in April of 2002, subject to FRB and OCC approval. From 1996 until joining the Bank, Mr. Kelley served as Regional President of Marion County for One Valley Bank of West Virginia.

         Michael R. Baylor joined the Bank in April 2001 as Executive Vice President and Chief Lending Officer. From August 1992 until joining the Bank, Mr. Baylor served as Executive Vice President of Manufacturer's and Traders Bank. As of March 6, 2002, Mr. Baylor resigned as an officer of the Bank and as a director of the Company.


                             EXECUTIVE COMPENSATION

         The following table shows all compensation paid by the Company and its subsidiaries for the fiscal years ended December 31, 2001, 2000 and 1999 to the persons who have served as the named executive officers of the Company throughout 2001. No other person who served as an executive officer during 2001 had a total salary and bonus that exceeded $100,000.

                           Summary Compensation Table

                                         Annual Compensation           Long Term
                                  -----------------------------       Compensation
Name and Principal      Year      Salary ($)        Bonus ($)     Securities Underlying       All Other
Position                                                                Options (#)         Compensation ($)
----------------------------------------------------------------------------------------------------------------
Wilbur R. Roat,
President and Chief
Executive Officer       2001        174,712             --- (1)          115,000             3,360 (2)
                        2000        160,000          25,000                  ---            44,763 (3)
                        1999          6,154             ---                  ---               ---

Michael R. Baylor,      2001         90,000          26,737 (4)           50,000             3,677 (3)

Executive Vice
President
____________________________

(1) Bonus earned in 2001 not calculable due to pending review and determination by the Compensation Committee of the Board of Directors.
(2) 401(k) Matching Contribution
(3) Represents moving expense reimbursements.
(4) $1,737 was attributable to a Christmas bonus. Each employee of the Company and of the Bank was given a Christmas bonus in an amount equivalent to one week of their individual compensation.

Grants of Options

    The following table summarizes information concerning individual grants of options made during the 2001 fiscal year to each of the named executive officers of the Company. The Company has never granted stock appreciation rights.

                                                   Option Grants in 2001
                                                                                         Potential Realizable
                                 Percent of                                                Value at Assumed
                    Number of      Total                                                 Annual Rates of Stock
                   Securities     Options                  Market Price                 Price Appreciation for
                   Underlying    Granted to    Exercise    per Share on                     Option Term (1)
                                                                         ----------------------------------------------------
                    Options      Employees       Price      Grant Date/   Expiration      5%            10%          0%
Name               Granted (#)    in 2001      ($/Share)    Grant Date       Date         ($)           ($)          ($)
-----------------------------------------------------------------------------------------------------------------------------
Wilbur R. Roat      75,000         35.5%      $      2.00  $   3.75        2/20/11   $308,126.61    $579,490.07   $131,250.00
                                                               2/20/01

                    40,000         19.0%      $      4.00      4.00       12/17/11   $100.623.14    $254,998.79   $         -
                                                              12/17/01

Michael R. Baylor   35,000         16.6%      $      3.60      3.60        4/16/11   $ 79,240.72    $200,811.55   $         -
                                                               4/16/01

                    15,000          7.1%             4.00  $   4.00       12/17/11   $ 37,733.68    $ 95,624.55   $         -
                                                              12/17/01


(1) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission for illustrative purposes, and assume the options are held until their respective expiration dates. Such dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of the Company's common shares appreciates except for one grant in the amount of 75,000 shares granted at an exercise price below market price on the grant date.

Option Exercises and Holdings

         The following table summarizes information concerning options exercised during, and unexercised options held, as of the end of the 2001 fiscal year by each of the executive officers of the Company. No options were exercised during the fiscal year ended 2001.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                        Number of Securities               Value of Unexercised
                                                       Underlying Unexercised                  In-the-Money
                                                         Options at Year-End               Options at Year-End
                                          Value               2001 (#)                         2001 ($) (1)
                                                  ----------------------------------  --------------------------------
                       Shares Acquired   Realized
Name                   on Exercise (#)     ($)       Exercisable    Unexercisable       Exercisable   Unexercisable
------------------------------------------------------------------------------------  --------------------------------
Wilbur R. Roat                       0          0      30,000          85,000         $   45,000.00   $    67,500.00



Michael R. Baylor (2)                0          0       7,000          43,000         $           -                -


(1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the closing price of the Company's common stock on December 31, 2001, the last trading day of the 2001 fiscal year. The closing price on this day was $3.50 per share.

(2) Upon Mr. Baylor's resignation, options to purchase 7,000 shares were and presently remain exercisable at a price of $3.60, and the remaining options to purchase 43,000 shares were unexercisable and forfeited.

Employment Contracts

     In December 1999, the Bank and the Company entered into an employment agreement with Mr. Roat, which provides for his employment as the President and Chief Executive Officer for a term of three (3) years, subject to renewal, at an annual base salary of $160,000. In September 2001, the Compensation Committee of the Board approved a $15,000 salary increase for Mr. Roat retroactive to January 1, 2001, thereby increasing his annual base salary to $175,000. The Compensation Committee is reviewing bonus plans and will adopt a mutually acceptable plan to provide for payment of a bonus to Mr. Roat for the 2001 calendar year, as well as an annual bonus in subsequent years based on specified criteria. In addition, the agreement provides for the granting of options to purchase 75,000 shares of the Company's common stock at an exercise price of $2.00 per share. The agreement further provides that if, prior to a change of control, the Company terminates or fails to renew the agreement without cause, Mr. Roat will be entitled to continuation of his compensation and benefits for the remaining term, if any, and for a six month severance period. If the Company terminates or fails to renew the agreement without cause, within two (2) years following a change of control or if Mr. Roat voluntarily terminates his employment within six (6) months following a change of control, he will be entitled to receive payment of an amount equal to two hundred ninety-nine percent (299%) of his annualized base salary and most recent bonus.

     As of March 6, 2002, Mr. Baylor resigned as an officer of the Bank. In April 2001, the Bank and the Company entered into an employment agreement with Mr. Baylor, which provided for his employment as the Executive Vice President and Chief Lending Officer for a term of three years, subject to renewal, at an annual base salary of $130,000. In addition, in accordance with the terms of the agreement, Mr. Baylor received a bonus of $25,000 for his contribution toward improving the Bank's loan portfolio in 2001. The agreement also provided for the issuance of 35,000 options to purchase shares of the Company's common stock. These options were issued in April 2001 at an exercise price of $3.60. Mr. Baylor is vested in 7,000 shares of 35,000 shares of non-qualified stock options granted in April 2001. He is not vested in 15,000 shares of incentive stock options granted in December 2001. Mr. Baylor forfeited all non-vested options upon his termination of employment. He has the right to exercise his option to purchase the 7,000 shares until June 6, 2002.

Other Compensation Plans and Arrangements

     The Bank has a Defined Contribution 401(k) Savings Plan, which allows employees who work over one thousand (1,000) hours per year to defer up to ten percent (10%) of their pre-tax salary to the Plan. The Bank matches fifty percent (50%) of the first four percent (4%) deferred. The Bank may also make voluntary contributions to the Plan. In 2001, the Bank paid $39,879.53 in matching funds and no voluntary contribution was made. The matching funds contribution for Mr. Roat was $3,360.

         In February 2000, the Board adopted the Belmont Bancorp. 2001 Stock Option Plan, which was subsequently approved by the shareholders at the 2001 annual meeting. In February 2001, the Board awarded a non-qualified option under the Plan to Wilbur R. Roat to purchase 75,000 shares of the Company's common stock at a price of $2.00 per share. In April 2001, Michael R. Baylor was awarded a non-qualified option under the Plan to purchase 35,000 shares at a price of $3.60 per share. In December 2001, Mr. Roat was awarded an incentive option to purchase 40,000 shares and Mr. Baylor was awarded an incentive option to purchase 15,000 shares at a price of $4.00 per share. At that time, thirteen
(13) other bank officers were awarded incentive options to purchase bank stock at $4.00 per share. Options to purchase a total of 221,000 shares have been awarded under this plan. Of these, 53,000 non-vested options have been forfeited due to termination of employment.

         Set forth below is a comparison of the total shareholder return (annual change in share price plus dividends paid, assuming reinvestment of dividends when paid) assuming an investment of $100 on the starting date for the period shown for the Company, the Nasdaq U.S. Stocks Index (a broad equity market index which includes the stock of companies traded on the Nasdaq SmallCap Market) and the SNL Index of Banks with Assets less than $500 million (an index consisting of over one hundred thirty (130) banks that trade on the Nasdaq, the American Stock Exchange or the New York Stock Exchange with assets of less than $500 million.)

                      12/31/96    12/31/1997    12/31/1998   12/31/1999    12/31/2000   12/31/2001
Belmont Bancorp           100        207.92        214.09        65.41         32.06         35.91
NASDAQ - Total US         100        122.48        172.68       320.89        193.01        153.15
SNL *$500M Bank Index     100        170.47        155.65       144.08        138.99        192.27

* represents less than


                      REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

         The Company's executive compensation policy is to provide compensation to employees at such levels as will enable the Company to attract and retain employees of high caliber, to compensate employees in a manner best calculated to recognize individual, group and Company performances and to seek to align the interests of the employees with the interests of the Company's shareholders. The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits.

Compensation of Executive Officers

         Salary determinations for executive officers are based upon various subjective factors such as the executive's responsibilities, position, qualifications, individual performance and experience. In 2001, the Compensation Committee reviewed salary information from five (5) compensation surveys for comparable positions at other Ohio and regional banking organizations of similar size. At that time the Committee approved a salary increase for Mr. Roat based on the survey material. Generally, the Company does not establish quantitative measures of Company or individual performance for purposes of fixing the salaries or bonuses of its executives.

Compensation of Chief Executive Officer

         In December 1999, the Company entered into an employment agreement with Wilbur R. Roat, the Company's President and Chief Executive Officer. Mr. Roat negotiated his employment agreement with John H. Goodman, II and W. Quay Mull, II, who are members of the Compensation Committee. This agreement was subsequently approved by the Compensation Committee. The decision of the Compensation Committee regarding compensation for Mr. Roat was based upon various subjective factors such as Mr. Roat's responsibilities, position, qualifications and experience. In reaching these decisions, the Compensation Committee considered published analyses and reports of executive compensation, but did not undertake a formal survey of compensation paid to executives by comparable companies or employ quantitative measures of performance. During the 2001 calendar year, Mr. Roat led the Company through a restructuring and reengineering of the organization, as well as extensive litigation issues. In addition, the number of non-performing loans was reduced and grading improved on loans held in the portfolio. Mr. Roat's performance exceeded the requirements of the position. His compensation for this period was justified by his successful completion of these goals.

                                      Compensation Committee:

                                      David R. Giffin          W. Quay Mull, II
                                      John H. Goodman, II      Thomas Olszowy
                                      Terrence A. Lee
                                      James R. Miller

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is composed of five (5) independent directors and operates under a written charter adopted by the Board of Directors in accordance with Nasdaq rules. This charter was attached to last year's Proxy Statement for 2001. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

         The Audit Committee also considered whether the provision of non-audit services, as described in "Proposal No. 3: Selection of Auditors," is compatible with maintaining the auditor's independence, and has found that the provision of such services is not incompatible with maintaining independence.

                                     Audit Committee:

                                     Charles J. Kaiser, Jr.   James R. Miller
                                     Terrence A. Lee          Thomas P. Olszowy
                                     Dana J. Lewis

                             PRINCIPAL SHAREHOLDERS

Securities Ownership of Certain Beneficial Owners and Management

         The following table sets forth the number of shares and percentage of common stock beneficially owned as of April 10, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the shares of common stock, (ii) each director and nominee for director of the Company, (iii) the executive officers included in the "Summary Compensation Table" and (iv) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of common stock so indicated. There were 11,101,403 shares of common stock issued and outstanding as of April 10, 2002.

Security Ownership Table

Names of Beneficial Owners                              Amount          Percent (%)
--------------------------                              ------          -----------
Jay A. Beck                                             8,634(1)              *
David R. Giffin                                     1,000,000(2)            9.0
John H. Goodman, II                                   323,921(3)            2.9
Charles J. Kaiser, Jr                                 153,870(4)            1.4
David B. Kelley                                           100(5)              *
Terrence A. Lee                                        29,526(6)              *
James R. Miller                                        16,000(7)              *
W. Quay Mull, II                                      244,388(8)            2.2
Thomas P. Olszowy                                      94,057(9)              *
Tillio P. Petrozzi                                    200,970(10)           1.8
Wilbur R. Roat                                         70,000(11)             *
Brian L. Schambach                                     19,900(12)             *
Keith A. Sommer                                        74,008(13)             *
Charles A. Wilson, Jr                                 153,556(14)           1.4

Directors and Executives Officers as a Group        2,388,930              21.4

* Less than 1%

1.       These shares are held in the name of the Jay A. Beck IRA.

2. This amount includes (i) 889,000 shares held in the name of the David R. Giffin Trust and (ii) 111,000 shares held in the name of Pension Systems Inc. Profit Sharing Plan f/b/o David R. Giffin. Mr. Giffin's business address is 151 South Rose Street, Suite 623, Kalamazoo, Michigan 49007.

3. This amount includes (i) 32,134 shares held in the name of Marylouise Goodman IRA, (ii) 66,535 shares held in the name of Marylouise Goodman, wife of Mr. Goodman, to which Mr. Goodman disclaims any beneficial interest, (iii) 4,689 shares held in the name of John H. Goodman, Custodian for Emily Goodman, UOTMA, Mr. Goodman's minor child, (iv) 52,704 shares held in the name of John H. Goodman, II and Terrence A. Lee, Trustees under a trust dated February 2, 1991, to which Mr. Goodman disclaims any beneficial interest, (v) 29,101 shares held by J. Harvey Goodman and John H. Goodman, II, Trustees under a trust dated April 26, 1995, (vi) 23,784 shares held in the name of John H. Goodman, II, and (vii) 114,974 shares held in the name of the John H. Goodman, II IRA.

4. This amount includes (i) 1,180 shares held in the name of Deborah P. Kaiser, IRA, wife of Mr. Kaiser, to which Mr. Kaiser disclaims any beneficial interest, (ii) 3,000 shares held in the name of Marchak Investment Co., a partnership, in which Mr. Kaiser is a general partner and holds a substantial beneficial interest, (iii) 34,800 shares held in the name of Wesbanco Trust and Investment Services, Trustee for Phillips, Gardill, Kaiser & Altmeyer P.S. Plan f/b/o Charles J. Kaiser, Jr. and (iv) 111,250 shares held in the name of Wesbanco Trust and Investment Services, Custodian for Charles J. Kaiser, Jr. IRA.

5. These shares are held in the name of David B. and Jorene H. Kelley as joint tenants.

6. This amount includes 32 shares each held in the names of Terrence A. Lee, Custodian for Katherine M. Lee, UOTMA, Terrence A. Lee, and Terrence A. Lee, Custodian for Tara N. Lee, UOTMA. Katherine and Tara are Mr. Lee's minor daughters. This amount also includes 25,000 shares held in the name of Terrence
A. and Cathy C. Lee as joint tenants. This amount does not include 52,704 shares held in the name of John H. Goodman, II and Terrence A. Lee, Trustees for a trust dated February 2, 1991, as to which Mr. Lee disclaims any beneficial interest.

7.       These shares are held in the name of the James R. Miller IRA.

8. This amount includes (i) 20,100 shares held in the name of Mull Machine Company, of which Mr. Mull is President and in which Mr. Mull holds a substantial ownership interest, (ii) 50,000 shares held in the name of his wife, Barbara P. Mull, and (iii) 160,000 shares held in the name of Mr. Mull.

9. This amount includes (i) 30,254 shares held in the names of Tom and Diana Olszowy joint tenants with right of survivorship in which Mr. Olszowy shares voting and investment power, (ii) 754 shares held in the name of Tom Olszowy, custodian for Dana Paul Olszowy, (iii) 2,204 shares held in the name of Tom Olszowy, custodian for Jonathan T. Olszowy, as to which Mr. Olszowy disclaims any beneficial interest, (iv) 10,845 shares held in the name of Thomas
P. Olszowy SEP IRA, (v) 14,250 shares issuable to Thomas P. and Diana L. Olszowy as joint tenants and (vi) 35,750 shares held in the name of Thomas P. Olszowy SEP IRA.

10. These shares are held in the name of Tillio P. and Louise E. Petrozzi as joint tenants.

11. This amount includes (i) 45,000 shares issuable upon the exercise of currently exercisable options at an exercise price of $2.00 per share, expiring in February 2011, and (ii) 25,000 shares are held in the names of Wilbur R. and Joanne Roat as joint tenants.

12. This amount includes (i) 14,900 shares held in the names of Brian and Lee Ann Schambach as joint tenants in which Mr. Schambach shares voting and investment power and (ii) 5,000 shares held in the name of Brian Schambach IRA.

13.      These shares are held in the name of the Keith A. Sommer SEP IRA.

14. This amount includes (i) 7,804 shares held in the name of Wilson Funeral & Furniture Company, of which Mr. Wilson is President, and in which Mr. Wilson holds a substantial stock interest and has voting power, (ii) 16,300 shares issuable to Mr. Wilson, and (iii) 83,700 shares held in the name of Charles A. Wilson, Jr. IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain of its officers and persons who own more than ten percent (10%) of the Company's common stock to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of ten percent (10%) of the Company's common stock were complied with in 2001.

                              CERTAIN TRANSACTIONS

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

         The Bank expects to have in the future banking transactions in the ordinary course of its business with directors, officers and principal shareholders, and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

         From time to time the law firms of Phillips, Gardill, Kaiser & Altmeyer, of which Charles J. Kaiser, Jr. is a partner, and Sommer, Liberati & Berhalter Co., LPA, of which Keith A. Sommer is a partner, provide legal services to the Company and the Bank. Messrs. Kaiser and Sommer are directors of both the Company and the Bank. It is contemplated that these firms may be retained to perform additional legal services during the current year.

         See "Executive Compensation--Employment Contracts" for a description of the employment agreement entered into among the Company, the Bank and Mr. Roat.

                             SHAREHOLDERS' PROPOSALS

         To be considered for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders, shareholder proposals must be sent to the Company, directed to the attention of Wilbur R. Roat, for receipt not later than December 13, 2002. Proposals may be no more than 500 words long, including any accompanying support statement.

         For any proposal that is not submitted for inclusion in next year's proxy statement, but instead is sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (1) the Company receives notice of the proposal before the close of business on March 3, 2003 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on March 3, 2003.

                            GENERAL AND OTHER MATTERS

         Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

         The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

                                By Order of the Board of Directors


                                Jane R. Marsh
                                Secretary

Bridgeport, Ohio
April 17, 2002

                                 REVOCABLE PROXY
                                 BELMONT BANCORP.

ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2002

         KNOW ALL MEN BY THESE PRESENT that I the undersigned Shareholder of BELMONT BANCORP. do hereby nominate, constitute and appoint Harry W. White and Robert Zilai, or any of them, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the Common Stock of said Company standing in my name at the Annual Meeting of its Shareholders to be held at Undo's Restaurant, 51130 National Road, St. Clairsville, Ohio, on May 20, 2002, at 10:00 A.M., or at any adjournments thereof with all the powers the undersigned would possess if personally present. Said proxies shall vote the shares as directed by the undersigned and, in their discretion, on all other matters that may properly come before the meeting. The undersigned directs said proxies to vote as specified upon items shown on this proxy, which are referred to in the Notice of Annual Meeting and described in the Proxy Statement. If this proxy is properly executed and returned by the undersigned unmarked, said proxies will vote FOR all of the proposals. Any proxy that is not properly executed shall be ineffective.

For      [_]      1.       To consider and act upon the proposed Amendment to
Against  [_]               the Articles of Incorporation to reduce the number of
Abstain  [_]               permitted directors.

For      [_]      2.       For the election of Brian L. Schambach to hold office
Withheld [_]               until the annual meeting in 2004, with authority to
                           distribute the votes among the nominees as the proxies may determine in their discretion.

For      [_]               For the election of Jay A. Beck, David B. Kelley,
Withheld [_]               Tillio P. Petrozzi and Charles A. Wilson, Jr. to hold
For All Except [_]         office until the annual meeting in 2005, with
                           authority to distribute the votes among the nominees as the proxies may determine in their discretion.

                           INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                           _____________________________________________________

                           _____________________________________________________

For      [_]      3.       To consider and act upon a proposal to ratify the
Against  [_]               appointment of Crowe Chizek and Company LLP as
Abstain  [_]               independent auditors for the year ending December 31,
                           2002.

Signature(s): ______________________________________    Dated: _________________

[_] Please check here if you plan to attend the Annual Shareholders' Meeting in person.

When signing in a fiduciary capacity, please give full title. All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE ITEMS.

Please sign, date and return your Proxy promptly in the enclosed envelope to Registrar and Transfer Company.